UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2020

VECTOR GROUP LTD.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-5759	65-0949535
(Commission File Number)	(I.R.S. Employer Identification No.)

4400 Biscayne Boulevard, Miami, Florida	33137
(Address of Principal Executive Offices)	(Zip Code)

(305) 579-8000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to 12(b) of the Act:

	Trading	Name of each exchange
Title of each class:	Symbol(s)	on which registered:
Common stock, par value $0.10 per share	VGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On May 13, 2020, Vector Group Ltd. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Jefferies LLC, as the underwriter, to issue and sell up to 5,750,000 shares of the Company’s common stock, par value $0.10 per share (the “Common Stock”), including the underwriter’s option to purchase 750,000 additional shares, at a purchase price of $10.60 per share (the “Offering”).

On May 18, 2020, the Company completed the Offering. The net cash proceeds of the Offering were approximately $52 million, after deducting estimated fees and expenses payable by the Company and before any exercise of the underwriter’s option. The Common Stock sold in the Offering has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-3 (No. 333-231085) previously filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act.

Copies of the Underwriting Agreement and the opinion of the Company’s counsel as to the validity of the Common Stock are filed as Exhibits 1.1 and 5.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The Company is filing this Current Report Item 8.01 so as to file with the Commission certain items that are to be incorporated by reference into its Registration Statement.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
1.1	Underwriting Agreement, dated as of May 13, 2020, by and between Vector Group Ltd. and Jefferies LLC.
5.1	Opinion of Sullivan & Cromwell LLP
23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2020	VECTOR GROUP LTD.

	By:	/s/ J. Bryant Kirkland III
J. Bryant Kirkland III
Senior Vice President, Treasurer and Chief Financial Officer